UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): January 22, 2025

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On September 20, 2022, FOXO Technologies Inc., a Delaware corporation (the “Company”), entered into separate Securities Purchase Agreements, as amended (the “SPAs”), with accredited investors pursuant to which the Company issued its 15% Senior Promissory Notes in the aggregate principal amount of $3,457,500 (the “Senior PIK Notes”).

On October 18, 2024, the Company received the approval of over 50.01% of the holders of the Senior PIK Notes based on the Aggregate Original Principal Amount (as defined in the Senior PIK Notes) to enter into Amendment No. 1 to the Senior PIK Notes (the “Amendment”). Pursuant to the Amendment, the Senior PIK Notes will be automatically exchanged into shares of the Company’s Series B Cumulative Convertible Redeemable Preferred Stock (the “Series B Preferred Stock”) effective as of 5:00 pm Eastern Time on the second business day after the date on which the Company’s stockholders approve the conversion of the Series B Preferred Stock into shares of Class A Common Stock in accordance with the continued listing rules of the New York Stock Exchange American. The Senior PIK Notes (not including accrued and unpaid Interest (as defined in the Senior PIK Notes) which will be waived as part of the exchange) will be automatically exchange into a number of shares of Series B Preferred Stock equal to the Original Principal Amount (as defined in the Senior PIK Notes) divided by the Stated Value ($1,000) of the Series B Preferred Stock (the “Automatic Exchange”).

On January 17, 2025, a shareholder of the Company acted by way of non-unanimous majority written consent action (in lieu of a special meeting of stockholders) to approve the Automatic Exchange. Effective as of 5:00 pm Eastern Time on January 22, 2025, pursuant to the Amendment, the Automatic Exchange was completed and an aggregate of 3,457.5 shares of Series B Preferred Stock were issued to the holders of Senior PIK Notes and the Senior PIK Notes were cancelled and satisfied in full.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: January 27, 2025	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer

3